EXHIBIT 10.4


THIS DEBT SETTELEMENT AGREEMENT AND PUT OPTION made the 19th day of November, 2002.


BETWEEN:

         KYTO BIOPHARMAN, INC. (the "Corporation") a corporation incorporated under the laws of the State of Florida and previously known as B. Twelve, Inc.

                                                               OF THE FIRST PART

AND

         NEW YORK UNIVERSITY (the "Creditor") a New York Education Corporation

                                                              OF THE SECOND PART


WHEREAS the Corporation in indebted to the Creditor in the aggregate amount of U.S. $102,780 as of the date hereof (the "Debt") pursuant to the terms of a Collaborative Research Agreement dated November 1, 1999 (the "CRA"), between the Corporation and the Creditor;

AND WHEREAS the parties hereto wish to settle the Debt by having the Corporation issue common shares from treasury to the Creditor.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto covenant and agree as follows:

1. Subject to regulatory approval, the Creditor hereby agrees to convert the debt by subscribing for 113,058 common shares at a price of $1.00 per share as represented by share certificate number 1236 (the "Settlement Shares"). In consideration for the Settlement Shares, the Creditor shall remise, release and forever discharge the Corporation from the Corporation's Debt, said release and discharge to be in the form annexed hereto as Schedule "A," (the "Release") provided, however, that said Release is applicable only to the Debt and shall not apply with respect to any other obligations of the Corporation to the Creditor or claims the Creditor may now or hereafter have against the Corporation whether such claim or obligation arises under the terms of the CRA or otherwise.

2. Subject to regulatory approval, the Corporation hereby agrees that in consideration of the above Release is shall allot and issue the Settlement Shares to the Creditor, said Settlement Shares to be issued at a paid up capital price of U.S. $1.00 per share. The Creditor is not obligated to make any further payment for the Settlement Shares, provided, however, that the Creditor executes the Release. The Settlement Shares are to be issued under section 4(2) of the Securities Act of 1933, as amended, or under any other exemption from the registration requirements which may be available to the Corporation. As a result, the Settlement Shares are restricted and cannot be sold or otherwise transferred by the Creditor in the absence of registration of the Settlement Shares by the Corporation or an available exemption from registration under the Securities Act of 1933, as amended.

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3.   Subject to regulatory approval, the Corporation hereby agrees to grant to the Creditor the right to sell the Settlement Shares back to the Corporation (the "Put Option") on the terms and conditions set out below:

     (a) Purchase of Shares. The Corporation hereby irrevocably agrees to purchase from the Creditor up to 113,058 Settlement Shares at a price of U.S. $1.00 per Share (the "Option Price") upon notice ("Notice") in the form attached hereto as Schedule "B" from the Creditor of its intention to exercise its Put Option hereunder provided that such Notice is given to the Corporation by the Creditor during the period commencing on the date which is three (3) years from the date of this Agreement and ending 30 days thereafter (the "Exercise Period"). The Corporation shall be obligated under the terms of the Put Option to purchase only the Settlement Shares as represented by share certificate Number 1236 and any shares obtained by the Creditor as a result of a stock dividend or stock split that are traceable to the Settlement Shares and held by the Creditor.

     (b) Payment of Proceeds of Sale. Upon receiving Notice, the Corporation shall, within 90 days from the date of such Notice, make payment of the Option Price in a form and manner instructed by the Creditor.

     (c) Adjustments. In the event of a split or reverse split/consolidation of the issued and outstanding common shares of the Corporation, the number and Option Price of the Settlement Shares specified in this Agreement shall be adjusted accordingly.

4. The Corporation shall use its best efforts to register the Shares with the United Stated Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 (United States) as amended (the "Registration") within three (3) years from the date of this Agreement. In connection with the Registration, the Corporation shall:

     (a) prepare and file a registration statement or similar document (a "Registration Statement"), or amend and re-file the Corporation's SB-2 Registration Statement Filed with the SEC on July 30, 2002, in respect of the Shares;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act of 1933, as amended, in respect of the sale or other disposition of all the Shares covered by such Registration Statement until the earlier of such time as all of such Shares been disposed of or the expiration of one year.

     (c) furnish to the Creditor such number of copies of the Registration Statement in conformity with the requirements of the Securities Act of 1933, as amended and each amendment or supplement thereto, together with such other documents as the Creditor may reasonably request;

     (d) provide and cause to be maintained a transfer agent and registrar for the Shares covered by the Registration Statement from and after a date not later than the effective date of such Registration Statement; and

     (e) during the period when the Registration Statement is required to be effective, notify the Creditor of the occurrence of any event, the result of which will cause the prospectus included in the Registration Statement to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or must be disclosed to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact of omit to state any material fact requires to be stated therein or necessary to make the statements therein not misleading.

The Corporation shall bear all expenses arising or incurred in connection with any of the transactions contemplated by this section, including without limitation: (a) all expenses in respect of filing with the SEC, OTC/BB, any securities exchange or the National Association of Securities Dealers, Inc.; (b) registration fees; (c) printing expenses; (d) accounting and legal fees and expenses (but excluding the fees and expenses of any accountants or legal counsel engaged by the Creditor); (e) expenses of any special audits or comfort letters incidental to or required by the Registration; and (f) expenses in respect of complying with securities with securities laws of any jurisdiction in connection with the Registration.

5. It is further acknowledged by the parties that the participation of the Parties hereto is voluntary.

6. The parties hereto agree that the covenants contained herein shall be binding upon their respective heirs, executors, administrators and assigns.

7. This Agreement shall be governed by an dconstrued in accordance with the laws of the State of New York and the federal laws of the United States of America applicable therein and each of the Creditor and the Corporation do agree to submit to the jurisdiction of the courts of the State of New York.

8. This Agreement and the schedules annexed hereto supersede all prior negotiations, undertakings and agreements between the parties solely with respect to the Devt and the issuance of the Settlement Shares, and this Agreement and its schedules constitute the entire agreement of the parties respecting the matters herein contained. Each of the Creditor and the Corporation acknowledge and agree that they will continue to engage in ongoing research initiatives with each other, whether under the terms of the CRA or pursuant to any other agreement to be entered into by the parties.

9. No amendment, modification, alteration, or waiver of the terms of this Agreement shall be binding unless made in writing and executed by the parties hereto or their successors or assigns.

10. This Agreement may be executed by the parties hereto in one or more counterparts by original or facsimile signature, each of which when so executed shall be deemed an original and all of which together shall constitute one and the same instrument.

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

IN WITNESS WHEREOF this Agreement has been executed the parties hereto as of the day and year first above written.

KYTO BIOPHARMA, INC.                          NEW YORK UNIVERSITY


Per: /s/ Jean-Luc Berger                      Per: /s/
     ------------------------------                -----------------------------
     Jean-Luc Berger, A.S.O
     President & C.E.O.
     I have authority to bind                      I have authority to bind the
     the corporation.                              University.

TO:      KYTO BIOPHARMA, INC. (THE "CORPORATION") (PREVIOUSLY KNOWN AS B TWELVE,
         INC.)

AND TO:  THE DIRECTORS OF THE CORPORATION

FROM:    NEW YORK UNIVERSITY

IN CONSIDERATION of the issuance of 113,058 common shares in the capital stock of KYTO BIOPHARMA, INC., (the "Corporation"), as represented by share certificate number 1236, to the undersigned in accordance with a debt settlement agreement dated as of the date hereof, between the Corporation and NEW YORK UNIVERSITY, the undersigned hereby remises, releases and forever discharges the Corporation from its obligation to pay a debt of $102,780 owed to NEW YORK UNIVERSITY by the Corporation (The "Debt"), provided, however, that this Release is applicable only to the Debt and shall not apply with respect to any other obligations of the Corporation to the Creditor or claims the Creditor may now or hereafter have against the Corporation whether such claim or obligation arises under terms of the Collaborative Research Agreement dated November 1, 1999 between the Corporation and New York University, or otherwise.

DATED this 21st day of November, 2002.

NEW YORK UNIVERSITY

PER:



----------------------------------------
I have authority to bind the University.

                                  APPENDIX "B"

                         ELECTION TO EXERCISE PUT OPTION

TO:    KYTO BIOPHARMA, INC. (THE "CORPORATION")

The undersigned option holder hereby irrevocably elects to exercise its PUT OPTOPN to sell common shares (the "Settlement Shares") granted by the Corporation pursuant to a Debt Settlement Agreement dated November 19, 2002 for the number of common shares of the Corporation (or other property or securities subject thereto) as set forth below:

A.  Number of Settlement Shares to be Sold to the
      Corporation (max 113,058):                               -----

B.  Option Exercise Price (per Common Share):                  $1.00

         Aggregate Purchase Price: $_____ and hereby tenders _____ share certificate(s) representing ____ common shares in the capital stock of the Corporation which share certificate(s) has been endorsed for transfer.

DATED THIS ____ DAY OF ________________, 2005.


NEW YORK UNIVERSITY


__________________________________
Signature

__________________________________
Name and Title of Signatory (please print)